                                                                    EXHIBIT 99.1

[IASIS
HEALTHCARE
LOGO]

INVESTOR CONTACT:
David R. White
Chairman and Chief Executive Officer
   or
W. Carl Whitmer
Chief Financial Officer
(615) 844-2747

                           IASIS HEALTHCARE ANNOUNCES
                              FIRST QUARTER RESULTS

FRANKLIN, Tennessee (February 8, 2002) -- IASIS Healthcare(R) Corporation today announced results for the first fiscal quarter ended December 31, 2001.

         Net revenue for the quarter ended December 31, 2001, was $220.9 million compared with $219.4 million in the same quarter of last year. Earnings before interest expense, minority interests, income taxes and depreciation and amortization (EBITDA) for the first quarter were $25.5 million compared with $27.8 million in the prior year period. Net earnings for the quarter ended December 31, 2001, were $0.3 million compared with a net loss of $3.6 million in the same prior year period. The results for the prior year quarter ended December 31, 2000, included net revenue of $4.1 million and EBITDA losses of $3.5 million at Rocky Mountain Medical Center (RMMC), which was closed on June 2, 2001. Excluding RMMC, net revenue for the quarter ended December 31, 2000, was $215.3 million, and EBITDA for the quarter ended December 31, 2000 was $31.3 million.

         Acute Care Service Segment - Exclusive of RMMC, net revenue for the acute care service segment for the quarter ended December 31, 2001, was $187.7 million compared with net revenue of $188.5 million in the same prior year period, and EBITDA for the quarter ended December 31, 2001, was $24.4 million compared with $30.0 million in the same prior year period. Results for the current quarter were negatively affected by a decline in the net revenue and volume in the hospital operations primarily in the Arizona market and increases in professional liability and employee health insurance costs. The results for the current quarter included the benefit of a $1.6 million reduction in rent expense as a result of the acquisition of the land and buildings at two of our facilities in the Arizona market previously operated under long-term leases.

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IASIS Healthcare Announces First Quarter Results
Page 2
February 8, 2002

         Same facility net patient revenue per adjusted patient day increased by 4.6% for the quarter ended December 31, 2001, compared with the same prior year period. Same facility hospital admissions and adjusted admissions for the quarter ended December 31, 2001, decreased over the prior year period by 6.3% and 1.0%, respectively. Same facility data includes all of the Company's hospitals except RMMC. Excluding the Arizona market where the Company has experienced negative volume trends, same facility hospital admissions decreased 0.8% and adjusted admissions increased 3.2%, reflecting continued increases in outpatient volumes.

         Health Insurance Business Segment - Net revenue for Health Choice, the Medicaid health plan in the Company's Phoenix, Arizona market, for the quarter ended December 31, 2001, increased 23.9% to $33.2 million compared with $26.8 million in the same prior year period. Enrollment at Health Choice increased 27.6% from 42,178 members at December 31, 2000, to 53,833 members at December 31, 2001. Health Choice EBITDA for the quarter ended December 31, 2001, was $1.1 million compared with $1.2 million for the same prior year period.

         At December 31, 2001, the Company's net working capital was $70.3 million compared with $69.6 million at September 30, 2001. Net accounts receivable decreased $0.5 million from $147.8 million at September 30, 2001, to $147.3 million at December 31, 2001, and amounted to 71 days of net revenue outstanding at December 31, 2001, compared with 70 days at September 30, 2001. Excluding Medicare settlement accounts, days of net revenue outstanding were 64 days at both December 31, 2001 and September 30, 2001. Cash flows from operating activities for the quarter ended December 31, 2001, was $0.3 million. During the quarter ended December 31, 2001, the Company acquired the land and buildings of two of its hospitals for approximately $55.3 million. The Company had previously operated these two hospitals under a long-term lease with annual rent payments of approximately $7.7 million. Primarily as a result of the acquisition of the land and buildings, total debt outstanding increased from $550.2 million at September 30, 2001, to $608.9 million at December 31, 2001, including $35.0 million outstanding under the revolving credit facility.

         In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "Our operating results continue to be negatively impacted by the decline in volume, net revenue and EBITDA in our Arizona market. We have been working to respond to the challenges that this market has presented by obtaining favorable price increases, focusing on growing profitable product lines and eliminating unprofitable product lines, increasing physician recruitment and reducing our operating expenses. The growth in our other markets excluding Arizona continues to be solid. In those markets, net revenue increased 5.9% in the quarter compared with last year. We look forward to combining improving results in Arizona with the continued growth in these markets during the remainder of the fiscal year."

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IASIS Healthcare Announces First Quarter Results
Page 3
February 8, 2002

         A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's year-end conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on February 8, 2002.

         IASIS Healthcare(R) Corporation, located in Franklin, Tenn., is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 hospitals with a total of 2,092 beds in service. These hospitals are located in four regions:
Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in the state of Texas, including San Antonio. IASIS Healthcare(R) also operates five ambulatory surgery centers and a Medicaid health plan that currently serves over 54,700 members in Arizona. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care plans; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our ability to successfully employ our information systems at our hospitals; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

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

IASIS Healthcare Announces First Quarter Results
Page 4
February 8, 2002

                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                              THREE MONTHS ENDED
                                                                                                 DECEMBER 31,
                                                                                          2001                 2000
                                                                                       ----------           ----------
Net revenue                                                                            $  220,881           $  219,369

Cost and expenses:
   Salaries and benefits                                                                   77,727               77,085
   Supplies                                                                                31,293               32,136
   Other operating expenses                                                                69,584               64,995
   Provision for bad debts                                                                 16,774               17,395
   Interest, net                                                                           14,503               17,208
   Depreciation and amortization                                                           10,488               14,108
                                                                                       ----------           ----------

         Total costs and expenses                                                         220,369              222,927
                                                                                       ----------           ----------

Earnings (loss) from operations before minority interests
   and income taxes                                                                           512               (3,558)
Minority interests                                                                            223                   53
                                                                                       ----------           ----------

Earnings (loss) from operations before income taxes                                           289               (3,611)
Income tax expense                                                                             --                   --
                                                                                       ----------           ----------

Net earnings (loss)                                                                           289               (3,611)

Preferred stock dividends reversed                                                             --              (25,348)
                                                                                       ----------           ----------

Net earnings attributable to common stockholders                                       $      289           $   21,737
                                                                                       ==========           ==========

EBITDA                                                                                 $   25,503           $   27,758
                                                                                       ==========           ==========

EBITDA margin                                                                                11.5%                12.7%

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IASIS Healthcare Announces First Quarter Results
Page 5
February 8, 2002

                          IASIS HEALTHCARE CORPORATION
                    CONDENSED AND CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                                 (UNAUDITED)
                                                                                        DEC. 31,             SEPT. 30,
                                                                                          2001                 2001
                                                                                       ----------           ----------
                                                              ASSETS
Current assets:
   Cash and cash equivalents                                                           $       --           $    6,056
   Accounts receivable, net of allowance for doubtful accounts
     of $29,971 and $25,945, respectively                                                 147,313              147,810
   Inventories                                                                             22,624               21,891
   Prepaid expenses and other current assets                                               20,368               15,454
   Assets held for sale                                                                    22,378               25,106
                                                                                       ----------           ----------
         Total current assets                                                             212,683              216,317

Property and equipment, net                                                               391,042              335,037
Goodwill and other intangibles, net                                                       292,606              292,304
Deferred debt financing costs, net                                                         21,034               19,768
Other assets                                                                                3,190                2,883
                                                                                       ----------           ----------
         Total assets                                                                  $  920,555           $  866,309
                                                                                       ==========           ==========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                    $   49,363           $   48,062
   Salaries and benefits payable                                                           18,010               16,806
   Accrued interest payable                                                                 9,801               18,297
   Medical claims payable                                                                  25,000               21,871
   Other accrued expenses and other current liabilities                                    20,026               21,647
   Current portion of accrued loss on discontinued operations                                 391                  396
   Current portion of long-term debt and capital lease obligations                         19,814               19,603
                                                                                       ----------           ----------
         Total current liabilities                                                        142,405              146,682

Long-term debt and capital lease obligations, net of current portion                      589,049              530,574
Other long-term liabilities                                                                17,694               18,380
Minority interest                                                                           4,602                4,379
                                                                                       ----------           ----------
         Total liabilities                                                                753,750              700,015

Stockholders' equity:
   Preferred stock - $0.01 par value, authorized 5,000,000 shares; no shares issued and outstanding at December 31, 2001,
     and September 30, 2001                                                                    --                   --
   Common stock - $0.01 par value, authorized 100,000,000 shares;
     31,984,779 shares issued and 31,955,863 shares outstanding at
     December 31, 2001; 31,961,445 shares issued and 31,932,529
     shares outstanding at September 30, 2001                                                 320                  320
   Nonvoting common stock - $0.01 par value, authorized 10,000,000 shares; no shares issued and outstanding at December 31, 2001,
     and September 30, 2001                                                                    --                   --
   Additional paid-in capital                                                             450,718              450,496
   Treasury stock, at cost, 16,306,541 shares at December 31, 2001,
     and September 30, 2001                                                              (155,300)            (155,300)
   Accumulated deficit                                                                   (128,933)            (129,222)
                                                                                       ----------           ----------
         Total stockholders' equity                                                       166,805              166,294
                                                                                       ----------           ----------
         Total liabilities and stockholders' equity                                    $  920,555           $  866,309
                                                                                       ==========           ==========

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IASIS Healthcare Announces First Quarter Results
Page 6
February 8, 2002

                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                             THREE MONTHS ENDED
                                                                                                 DECEMBER 31,
                                                                                          2001                 2000
                                                                                       ----------           ----------
Cash flows from operating activities:
   Net earnings (loss)                                                                 $      289           $   (3,611)
   Adjustments to reconcile net earnings (loss) to net cash
     provided by (used in) operating activities:
       Depreciation and amortization                                                       10,488               14,108
       Minority interests                                                                     223                   53
       Gain on sale of property and equipment                                                 (12)                  --
       Changes in operating assets and liabilities:
           Accounts receivable                                                                712              (19,205)
           Inventories, prepaid expenses and other current assets                          (5,757)              (2,408)
           Accounts payable and other accrued liabilities                                  (5,407)               6,095
           Accrued loss on discontinued operations                                           (239)              (1,034)
                                                                                       ----------           ----------
       Net cash provided by (used in) operating activities                                    297               (6,002)
                                                                                       ----------           ----------

Cash flows from investing activities:
   Purchases of property and equipment                                                    (62,283)              (9,391)
   Proceeds from sales of property and equipment                                               12                   --
   Change in other assets                                                                    (665)                (907)
                                                                                       ----------           ----------
       Net cash used in investing activities                                              (62,936)             (10,298)
                                                                                       ----------           ----------

Cash flows from financing activities:
   Proceeds from issuance of common stock                                                     222                1,620
   Proceeds from senior bank debt borrowings                                               94,600               45,600
   Payment of debt and capital leases                                                     (35,914)             (30,920)
   Debt financing costs incurred                                                           (2,325)                  --
                                                                                       ----------           ----------
       Net cash provided by financing activities                                           56,583               16,300
                                                                                       ----------           ----------

Decrease in cash and cash equivalents                                                      (6,056)                  --
Cash and cash equivalents at beginning of period                                            6,056                   --
                                                                                       ----------           ----------
Cash and cash equivalents at end of period                                             $       --           $       --
                                                                                       ==========           ==========

Supplemental disclosure of cash flow information:
   Cash paid for interest                                                              $   22,931           $   24,492
                                                                                       ==========           ==========
   Cash paid for income taxes                                                          $       --           $    3,250
                                                                                       ==========           ==========

Supplemental schedule of noncash investing and financing activities:
   Capital lease obligations incurred to acquire equipment                             $       --           $      600
                                                                                       ==========           ==========
   Exchange of preferred stock for common stock                                        $       --           $  189,278
                                                                                       ==========           ==========

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IASIS Healthcare Announces First Quarter Results
Page 7
February 8, 2002

                          IASIS HEALTHCARE CORPORATION
                         SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                              THREE MONTHS ENDED
                                                                                                 DECEMBER 31,
                                                                                          2001                 2000
                                                                                       ----------           ----------
ACUTE CARE SERVICE:
Net patient revenue                                                                    $  189,148           $  194,260
Revenue between segments                                                                   (1,437)              (1,663)
                                                                                       ----------           ----------
  Net revenue                                                                             187,711              192,597
Salaries and benefits                                                                      76,488               75,929
Supplies                                                                                   31,193               32,039
Other operating expenses                                                                   38,897               40,664
Provision for bad debts                                                                    16,774               17,395
                                                                                       ----------           ----------
  EBITDA                                                                                   24,359               26,570
Interest expense, net                                                                      14,551               17,208
Depreciation and amortization                                                              10,459               14,054
                                                                                       ----------           ----------
  Loss from operations before minority interests
    and income taxes                                                                         (651)              (4,692)
Minority interests                                                                            223                   53
                                                                                       ----------           ----------
  Loss from operations before income taxes                                             $     (874)          $   (4,745)
                                                                                       ==========           ==========

Segment assets                                                                         $  904,763           $  887,069
                                                                                       ==========           ==========

HEALTH CHOICE:
Capitation premiums and other payments                                                 $   33,170           $   26,772
Revenue between segments                                                                       --                   --
                                                                                       ----------           ----------
  Net revenue                                                                              33,170               26,772
Salaries and benefits                                                                       1,239                1,156
Supplies                                                                                      100                   97
Other operating expenses                                                                   30,687               24,331
Provision for bad debts                                                                        --                   --
                                                                                       ----------           ----------
  EBITDA                                                                                    1,144                1,188
Interest income                                                                               (48)                  --
Depreciation and amortization                                                                  29                   54
                                                                                       ----------           ----------
  Earnings from operations before minority interests
    and income taxes                                                                        1,163                1,134
Minority interests                                                                             --                   --
                                                                                       ----------           ----------
  Earnings from operations before income taxes                                         $    1,163           $    1,134
                                                                                       ==========           ==========

Segment assets                                                                         $   15,760           $    4,002
                                                                                       ==========           ==========

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IASIS Healthcare Announces First Quarter Results
Page 8
February 8, 2002

                          IASIS HEALTHCARE CORPORATION
                    FINANCIAL AND OPERATING DATA (UNAUDITED)

                                                                                               THREE MONTHS ENDED
                                                                                                  DECEMBER 31,
                                                                                            2001                  2000
                                                                                          -------               -------
Number of hospitals at end of period                                                           14                    15

Licensed beds at end of period                                                              2,520                 2,685(1)

Beds in service at end of period                                                            2,092                 2,194(1)

Average length of stay (days)                                                                4.18                  4.36

Occupancy rates for same facilities (average beds in service)                                40.3%                 44.3%

Admissions                                                                                 18,558                20,006

    Same facility % change                                                                   (6.3)%

Adjusted admissions                                                                        31,065                31,789

    Same facility % change                                                                   (1.0)%

Patient days                                                                               77,492                87,260

Adjusted patient days                                                                     126,415               134,658

Outpatient revenue as a % of gross patient revenue                                           39.1%                 34.9%

(1) Includes 118 licensed beds and 71 beds in service at Rocky Mountain Medical Center, opened April 10, 2000 and closed on June 2, 2001.

                                      -END-